UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 11, 2019

Renewable Energy & Power, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-23731	46-1294868
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3395 W. Cheyenne Ave. #111B, N. Las Vegas, NV 89032
(Address of principal executive offices)

Registrant’s telephone number, including area code	702-685-9524

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 11, 2019, Karen Berend and David Berend resigned from all positions held with Leaf of Life Holdings, Inc. (the “Company”). It was determined by all members of the Board of Directors that Karen Berend and David Berend will better serve the Company managing the now fully owned subsidiary, Lust for Life Footwear, LLC. Conrad Huss will remain the sole director and officer, as Chief Executive Officer, of the Company.

A copy of this Form 8-K was provided to Karen Berend and David Berend who have no objections to the filing, being given opportunity to respond to the contrary.

SPACE LEFT INTENTIONALLY BLANK. SIGNATURES TO FOLLOW.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Renewable Energy & Power, Inc.
(Registrant)
Date:	September 11, 2019
		By:	/s/ Conrad Huss
		Name:	Conrad Huss
		Title:	Chief Executive Officer

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